                                  EXHIBIT 99.2

                Unaudited Pro Forma Combined Financial Statements
                                       of
                    Source Atlantic, Inc. and Parentech, Inc.

                         Pro Forma Financial Statements

                     Parentech, Inc. / Source Atlantic, Inc.

                                             PARENTECH, INC.

                                     PRO FORMA COMBINED BALANCE SHEET

                                              MARCH 31, 2004

                                                                                                                SOURCE
                                                                                                PARENTECH,    ATLANTIC,
                                                                                                   INC.          INC.
                                                                                              -----------     ---------
ASSETS

CURRENT ASSETS

   Cash and cash equivalents                                                                  $    36,694     $     4,587
   Loan receivable - related party                                                                 50,000
   Accounts receivable, net                                                                             0          80,351
   Other assets                                                                                     5,232          28,000

                                                                                              -----------     -----------
       Total Current Assets                                                                        91,926         112,938
                                                                                              -----------     -----------

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION , NET                                         239          30,978
                                                                                              -----------     -----------
                                                                                                      239          30,978

   Intangibles, net                                                                               623,028            --
   Software development costs                                                                                     588,337
   Goodwill                                                                                          --              --
   Other assets                                                                                    10,000
                                                                                              -----------     -----------
TOTAL ASSETS                                                                                  $   725,193     $   732,253
                                                                                              ===========     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES

   Accounts payable and accrued expenses                                                      $   498,889     $   388,790
   Accrued interest payable                                                                       128,705            --
   Accrued payroll and related payables                                                            33,088            --
   Line of credit                                                                                                   1,380
   Notes payable                                                                                1,267,113            --
                                                                                              -----------     -----------
         Total Current Liabilities                                                              1,927,795         390,170
                                                                                              -----------     -----------

Royalty agreement payable, net of discount                                                      1,662,558            --
Notes payable to shareholders                                                                                     264,168

STOCKHOLDERS' EQUITY (DEFICIENCY)

   Series A convertible preferred stock, $.000001 par value; 5,000,000 shares
   authorized, 0 shares issued and outstanding                                                       --              --
   Series A cumulative convertible preferred stock, $.002 par value; 8%
   cumulative, 10,000,000 shares authorized, 252,000 shares issued and outstanding                   --              --
   Series B convertible preferred stock, $.000001 par value, 5,500,000
   shares authorized, 0 shares issued and outstanding                                                --              --
   Preferred Stock - $0.001 par value, 5,000,000 shares authorized;
   875,000 shares issued and outstanding                                                             --               875
   Common Stock - ($0.001 Par Value; 100,000,000 shares authorized;
   43,397,293 for Parentech and 2,066,666 for Source Atlantic shares issued and outstanding)       43,397           2,067
   Additional Paid in Capital                                                                   2,368,417         873,058
   Deficit accumulated during development stage                                                (5,276,974)       (798,085)
                                                                                              -----------     -----------
         Total Stockholders' Equity (Deficiency)                                               (2,865,160)         77,915
                                                                                              -----------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)                                       $   725,193     $   732,253
                                                                                              ===========     ===========

                                                                                                 PRO FORMA ADJUSTMENTS
                                                                                          ----------------------------------------
                                                                                                  DR           CR         PROFORMA
                                                                                                  --           --         --------
ASSETS

CURRENT ASSETS

   Cash and cash equivalents                                                              $               $             $    41,281
   Loan receivable - related party                                                                             50,000           --
   Accounts receivable, net                                                                                                  80,351
   Other assets                                                                                                              33,232
                                                                                                                                --
                                                                                          -----------     -----------   -----------
       Total Current Assets                                                                      --            50,000       154,864
                                                                                          -----------     -----------   -----------

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION , NET                                                                31,217
                                                                                          -----------     -----------   -----------
                                                                                                 --              --          31,217

   Intangibles, net                                                                                                         623,028
   Software development costs                                                                                               588,337
   Goodwill
   Other assets                                                                                                              10,000
                                                                                          -----------     -----------   -----------
TOTAL ASSETS                                                                              $      --       $    50,000   $ 1,407,446
                                                                                          ===========     ===========   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES

   Accounts payable and accrued expenses                                                  $               $             $   887,679
   Accrued interest payable                                                                                                 128,705
   Accrued payroll and related payables                                                                                      33,088
   Line of credit                                                                                                             1,380
   Notes payable                                                                            1,267,113                            --
                                                                                          -----------     -----------   -----------
         Total Current Liabilities                                                          1,267,113            --       1,050,852
                                                                                          -----------     -----------   -----------

Royalty agreement payable, net of discount                                                                                1,662,558
Notes payable to shareholders                                                                  50,000                       214,168

STOCKHOLDERS' EQUITY (DEFICIENCY)

   Series A convertible preferred stock, $.000001 par value; 5,000,000 shares
   authorized, 0 shares issued and outstanding                                                                                  --
   Series A cumulative convertible preferred stock, $.002 par value; 8%
   cumulative, 10,000,000 shares authorized, 252,000 shares issued and outstanding                                              --
   Series B convertible preferred stock, $.000001 par value, 5,500,000
   shares authorized, 0 shares issued and outstanding                                                                           --
   Common Stock - ($0.001 Par Value; 100,000,000 shares authorized;
   43,397,293 for Parentech and 2,066,666 for Source Atlanticshares issued and outstanding)    43,876             217         1,805
   Additional Paid in Capital                                                                               1,310,772     4,552,247
   Deficit accumulated during development stage                                                                          (6,075,059)
   Preferred Stock - $0.001 par value, 5,000,000 shares authorized;                                                             --
   875,000 shares issued and outstanding                                                                                        875
                                                                                          -----------     -----------   -----------
         Total Stockholders' Equity (Deficiency)                                               43,876       1,310,989    (1,520,132)
                                                                                          -----------     -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)                                   $ 1,360,989     $ 1,310,989   $ 1,407,446
                                                                                          ===========     ===========   ===========

                                         PARENTECH, INC.

                      UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                            FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                                   SOURCE         PRO FORMA ADJUSTMENTS
                                                                   PARENTECH,    ATLANTIC,     -------------------------------------
                                                                      INC.          INC.           DR           CR       PROFORMA
                                                                  -----------   -----------        --           --       --------
Revenues                                                          $    --       $   249,027                               $ 249,027
                                                                  -----------   -----------    -----------   ---------    ---------
Cost of Goods sold                                                     --              --
                                                                  -----------   -----------    -----------   ---------    ---------
        GROSS PROFIT                                                   --           249,027           --          --        249,027
                                                                  -----------   -----------    -----------   ---------    ---------


OPERATING EXPENSES:

   General and administrative                                        56,144         349,099                                 405,243
   Research and Development                                           7,031            --                                     7,031
   Depreciation and amortization                                     36,291          43,551                                  79,842
                                                                  -----------   -----------    -----------   ---------    ---------
     TOTAL EXPENSES                                                  99,466         392,650           --          --        492,116
                                                                  -----------   -----------    -----------   ---------    ---------

OPERATING LOSS                                                      (99,466)       (143,623)          --          --       (243,089)

OTHER INCOME (EXPENSE):

   Amortiztion of royalty agreement discount                        (34,285)
   Interest expense                                                 (21,219)           (963)                                (34,285)
                                                                  -----------   -----------    -----------   ---------    ---------
      TOTAL OTHER EXPENSE                                           (55,504)           (963)          --          --        (56,467)
                                                                  -----------   -----------    -----------   ---------    ---------

NET LOSS BEFORE INCOME TAXES                                       (154,970)       (144,586)          --          --       (299,556)

Income taxes                                                           --              --             --          --             --
                                                                  -----------   -----------    -----------   ---------    ---------

NET LOSS                                                          $(154,970)    $  (144,586)          --          --       (299,556)
                                                                  ===========   ===========    ===========   =========    =========


BASIC AND DILUTED NET LOSS PER SHARE                              $   (0.71)    $       n/a                               $   (0.17)
                                                                  ===========

Basic and diluted weighted average common shares outstanding        216,986             n/a                               1,804,587
                                                                  ===========   ===========                               ==========

                                PARENTECH, INC.

                        UNAUDITED PRO FORMA ADJUSTMENTS

                                                                                  DR               CR
                                                                                  --               --
                                    1

Notes payable to shareholders                                                   50,000
Loan receivable - related party                                                                  50,000



                                    2

Common Stock                                                                    43,876
   Additional Paid in Capital                                                                    43,876

Adjust for 1 for 200

                                    3

Notes Payable                                                                1,267,113
   Common Stock                                                                                     217
   Additional Paid in Capital                                                                 1,266,896

Conversion of notes payable into shares of 216,986 of common shares